Fiduciary Assets	12 Months Ended
Dec. 31, 2012
Fiduciary Assets [Abstract]
FIDUCIARY ASSETS

11.	FIDUCIARY ASSETS
The Company collects premiums from insureds and, after deducting its commissions, remits the premiums to the respective insurers; the Company also collects claims or refunds from insurers which it then remits to insureds. Uncollected premiums from insureds and uncollected claims or refunds from insurers (‘fiduciary receivables’) are recorded as fiduciary assets on the Company’s consolidated balance sheet. Unremitted insurance premiums, claims or refunds (‘fiduciary funds’) are also recorded within fiduciary assets.
Fiduciary assets therefore comprise both receivables and funds held in a fiduciary capacity.
Fiduciary funds, consisting primarily of time deposits with original maturities of less than or equal to three months, were $1,796 million as of December 31, 2012 (2011: $1,688 million). Accrued interest on funds is recorded as other assets.